UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2008

PATRIOT GOLD CORP.
(Exact Name of Registrant as Specified in Its Charter)
Nevada	000-32919	86-0947048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501-1775 Bellevue Avenue
West Vancouver, B.C., Canada V7V 1A9
(Address of Principal Executive Offices)

(Zip Code)

(604) 925-5257
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On January 29, 2008, Patriot Gold Corp. (the “Company”) entered into an Assignment and Assumption Agreement (the “Agreement”) with American Goldrush Corp., a Canadian corporation (“American Goldrush”), to acquire the exclusive option to an undivided right, title and interest in 39 unpatented Federal mining claims located in the Oro Blanco Mining District of Santa Cruz County, Arizona (the “Property”). American Goldrush had originally acquired its exclusive option on the Property on July 14, 2006, when it entered into a Property Option Agreement (the “Property Agreement”) with James Sorrell, the owner of the Property.

Pursuant to the Agreement, the Company assumed the rights, and agreed to perform all of the duties and obligations, of American Goldrush arising under the Property Agreement. Simultaneous with the execution and delivery of the Agreement, the Company paid American Goldrush $200,000, which amount represents the full payment and satisfaction for the assignment by American Goldrush to the Company of the Property Agreement and all rights and obligations with respect thereto. Included in the assignment were, without limitation, all sums incurred by American Goldrush in connection with the Property, specifically (i) the refunding of the reclamation bond previously paid by American Goldrush to the Forest Service in Arizona in the amount of $17,000; (ii) the $171,097 of expenditures incurred by American Goldrush prior to the Agreement; and (iii) the $85,000 paid to James Sorrell.

For all the terms and provisions of the Assignment and Assumption Agreement, reference is hereby made to such agreementannexed hereto as Exhibit 10.15. For all the terms and provisions of the Property Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.16. All statements made herein concerning the foregoing are qualified in their entirety by reference to said exhibits.

In addition, on January 29, 2008, the Company entered into an Assignment Agreement with AmericanGoldrush. Under the agreement, and from the date thereof, the Company assumed the rights and obligations which American Goldrush owed to Fred B. Brost pursuant to,and accordance with, the Finder’s Fee Agreement for the Margarita Propertydated July 14, 2006.

For all the terms and provisions of the Assignment Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.17. For all the terms and provisions of the Finder’s Fee Agreement for the Margarita Gold Property, reference is hereby made to such agreementannexed hereto as Exhibit 10.18. All statements made herein concerning the foregoing are qualified in their entirety by reference to said exhibits.

Section 9 - Financial Statements and Exhibits
Item 9.01                       Financial Statements and Exhibits

(a) Financial Statements of business acquired.    Not applicable
(b) Pro forma financial information.    Not applicable
(c) Exhibits

Exhibit No.	Description

10.15	Assignment and Assumption Agreement, dated January 29, 2008, by and between American Goldrush Corp. and Patriot Gold Corp.
10.16	Property Option Agreement, dated July 14, 2006, between James Sorrell and American Goldrush Corp.
10.17	Assignment Agreement, dated January 29, 2008, by and between American Goldrush Corp. and Patriot Gold Corp.
10.18	Finder’s Fee Agreement for the Margarita Gold Property, dated July 14, 2006, by and between Fred B. Brost and American Goldrush Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT GOLD CORP.

Dated:	January 29, 2008	By:	/s/ Robert Coale
		Name:	Robert Coale
		Title:	Chairman, President, Chief Executive Officer, Chief Operating Officer, Secretary and Director